UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

Invesco Mortgage Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVR PrB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVR PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 17, 2023, Invesco Mortgage Capital Inc. (the “Company”) increased the size of its Board of Directors (the “Board”) from eight to nine directors and appointed Ms. Katharine W. Kelley as a director, effective as of March 1, 2023. The Board has appointed Ms. Kelley as a member of each of the Audit, Compensation, and Nomination and Corporate Governance committees effective concurrently with the commencement of her Board service.

Ms. Kelley is President and Owner of Green Street Properties, an Atlanta-based real estate development and consulting firm focused on creating urban infill, mixed-use properties. From 2016-2018, Ms. Kelley served as Executive Vice President-Development for Newport, an international private equity and real estate development firm. Prior to that, she served as Managing Director at Jamestown, an international real estate private equity firm, and Senior Vice President-Development at Post Apartment Development, a multifamily and mixed-use real estate development firm. Ms. Kelley received a Bachelor of Arts degree from the University of North Carolina at Chapel Hill, a Master of Science degree in Real Estate Development from Columbia University, and a Master of Business Administration from Harvard University.

Ms. Kelley will receive the same compensation from the Company as the other non-employee members of the Board.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on February 22, 2023 announcing the appointment of Ms. Kelley and providing notice of its 2023 annual meeting of stockholders, which is furnished as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)

99.1	Press Release, dated February 22, 2023, issued by Invesco Mortgage Capital Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.

By:	/s/ Tina Carew
Name:	Tina Carew
Title:	Vice President, General Counsel and Secretary

Dated: February 22, 2023